[DEPARTMENT OF NAVY LOGO]

                           DEPARTMENT OF THE NAVY
                       NAVY ENGINEERING LOGISTICS OFFICE
                             CRYSTAL GATEWAY NORTH
                      1111 JEFFERSON DAVIS HWY, SUITE 813
                      ARLINGTON, VIRGINIA 22203-4304
                                                              IN REPLY REFER TO
                                                      Ref:  CLM-001-97
                                                      10 January 1997


Securities and Exchange Commission
Judiciary Plaza - 450 Fifth Street, N.W.
Washington, D.C. 20549

Attn: Nancy K. Oremland, Esquire

                  Template Software, Inc. (File No. 333-17063)
                  REGISTRATION STATEMENT ON FORM S-1


Dear Ms. Oremland:

        In connection with the above-referenced registration statement of Template Software, Inc. (the "Company), this is to certify, in accordance with Rule 171(b) of the Securities Act of 1933, as amended (the "Securities Act"), that the contracts listed in the attached schedule between the Company and this agency have been classified, in the interest of national defense, pursuant to Rule 171(b) of the Securities Act, these classified contracts are not subject to public disclosure. This agency does not object to the Company disclosing this letter or the fact that the Company is party to the contracts listed on the attached schedule.


Sincerely yours,

/s/ CHARLES L. MAGGIO
----------------------
Charles L. Maggio
Contracting Officer

                          1996 CONTRACTS IN PROGRESS


CONTRACT NO.     DATE ISSUED    PERIOD OF PERFORMANCE      AMOUNT
96-C-9058        21FEB96        21FEB96-20FEB97            1,900,809
Mod 3            26SEP96                                     845,892

95-C-1334        24APR95        24APR96-23APR97              315,430
Option 1

                           1995 CONTRACTS COMPLETED



CONTRACT NO.     DATE ISSUED    PERIOD OF PERFORMANCE      AMOUNT
95-C-1334        24APR95        24APR95-23APR96              361,649

95-C-1331        1FEB95         1FEB95-31JAN96             2,260,990
Mods P00001
A00001

                           1994 CONTRACTS COMPLETED


CONTRACT NO.     DATE ISSUED    PERIOD OF PERFORMANCE      AMOUNT
94-C-1317        16MAY94        16MAY94-31JAN95              983,000

93-C-1395        16MAY93        16MAY93-15MAY94            1,815,330

93-C-1394        24APR94        24APR94-23APR95              224,331
Option 1

93-C-1394        24APR93        24APR93-23APR94              217,943